Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Asset Management II Portfolio, Asset Management III Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                /s/Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer
                                                Asset Management II Portfolio,
                                                Asset Management III
                                                Portfolio, PreservationPlus
                                                Portfolio, PreservationPlus
                                                Income Portfolio, a series of
                                                Scudder Investment Portfolios,
                                                a series of Scudder Investment
                                                Portfolios

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Asset Management II Portfolio, Asset Management III Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                /s/Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                                Asset Management II Portfolio,
                                                Asset Management III
                                                Portfolio, PreservationPlus
                                                Portfolio, PreservationPlus
                                                Income Portfolio, a series of
                                                Scudder Investment Portfolios,
                                                a series of Scudder Investment
                                                Portfolios